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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 24, 2000 relating to the financial statements, which appears in Patterson Energy Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to our firm under the heading "Experts."


                                               PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
April 4, 2000